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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-108195               06-1442101
----------------------------        -----------           ----------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                               06830
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On November 14, 2003, a single series of certificates, entitled Finance America Mortgage Loan Trust 2003-1, Asset-Backed Certificates, Series 2003-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $324,540,673.06 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 12, 2003, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, the Class II-A2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc.(the "Underwriter"), pursuant to an Underwriting Agreement, dated November 12, 2003 (the "Underwriting Agreement")among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                     Initial Certificate Principal
 Class               Balance or Notional Amount        Pass-Through Rate
 -----               --------------------------        -----------------
 I-A1                       $163,175,000.00                 Variable
 II-A2                      $96,459,000.00                  Variable
  M-1                       $21,744,000.00                  Variable
  M-2                       $17,850,000.00                  Variable
  M-3                       $5,679,000.00                   Variable
  M-4                       $5,679,000.00                   Variable
  M-5                       $3,894,000.00                   Variable
  M-6                       $3,894,000.00                   Variable
   C                        $6,166,573.06                   Variable
   P                        $100.00                           N/A
   R                        100.00%                           N/A
  R-X                       100.00%                           N/A
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                                       -3-

            The Certificates, other than the Class M-3 Certificates, the Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class C Certificates, Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 12, 2003 and the Prospectus Supplement, dated November 12, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-3 Certificates, the Class M-4 Certificates, Class M-5 Certificates, the Class M-6 Certificates, the Class C Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

    Exhibit No.                    Description
    -----------                    -----------
       4.1                         Pooling and Servicing Agreement, dated as of
                                   November 1, 2003, by and among Financial
                                   Asset Securities Corp. as Depositor, Litton
                                   Loan Servicing LP as Servicer and Deutsche
                                   Bank National Trust Company as Trustee,
                                   relating to the Series 2003-1 Certificates.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 12, 2003

                                            FINANCIAL ASSET SECURITIES CORP.


                                            By: /s/ Frank Skibo
                                                -----------------------------
                                            Name:   Frank Skibo
                                            Title:  Senior Vice President


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                                                 Index to Exhibits




                   Sequentially
  Exhibit No.      Description                                    Numbered Page
  -----------      -----------                                    -------------
      4.1          Pooling and Servicing Agreement, dated as of       7
                   November 1, 2003, by and among Financial
                   Asset Securities Corp. as Depositor, Litton
                   Loan Servicing LP as Servicer and Deutsche
                   Bank National Trust Company as Trustee,
                   relating to the Series 2003-1 Certificates.




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                                   Exhibit 4.1